UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2015

Annual Report
to Shareholders

Deutsche Short Duration Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

12 Performance Summary

15 Investment Portfolio

33 Statement of Assets and Liabilities

35 Statement of Operations

37 Statement of Changes in Net Assets

38 Financial Highlights

44 Notes to Financial Statements

61 Report of Independent Registered Public Accounting Firm

62 Information About Your Fund's Expenses

63 Tax Information

64 Advisory Agreement Board Considerations and Fee Evaluation

69 Board Members and Officers

74 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

Perhaps the most persistent question is when the Federal Reserve Board will start raising short-term interest rates. Monetary tightening has been widely expected for months, but the timing remains unclear. Whether increases begin in late 2015 or at some point in 2016, analysts agree that the process is likely to be "low and slow." So, while yields on core government bonds are likely to pick up, we don’t expect it will be by very much.

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

Deutsche Short Duration Fund produced a total return of –0.54% for the 12 months ended September 30, 2015. The fund's benchmark, the Barclays 1–3 Year Government/Credit Index, produced a total return of 1.19% for the same period.

About Spread Sectors

Spread sectors are areas of the bond market that trade at a yield advantage, or credit spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more speculative sectors, including high-yield corporate bonds and emerging-markets debt. All of these sectors are to varying degrees sensitive to investors' tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform.

As the 12-month period ended September 30, 2015 opened, there was ongoing speculation over when the U.S. Federal Reserve Board (the Fed) would initiate a cycle of hikes in its benchmark short-term lending rate, after several years of maintaining a zero interest rate policy. However, the Fed would remain in a data-dependent "wait and see" mode for the entire period, despite the overall modest upward progress of the U.S. economy. The Fed's patient stance was supported by a strong dollar and the absence of upward pressures on U.S. inflation and wages, against a global backdrop of heightened macroeconomic and geopolitical uncertainty.

On the geopolitical front, the list of concerns included the ongoing standoff between Russia and Ukraine and the threat to stability in the Middle East posed by militant Islamic fundamentalists with territorial ambitions. After peaking in June of 2014, the price of crude oil on global markets began a decline which accelerated in the fall of 2014. The more than halving of the price of oil, along with weakness in commodities overall and the strong U.S. dollar, put a number of emerging-markets economies under severe stress. In this vein, Brazil, by recent GDP measures the world's seventh-largest economy, was in recession over the 12-month period ended September 30, 2015, as the real plunged and sovereign yields signaled the possibility of default, amidst an ongoing political crisis.

In early 2015, the European Central Bank began a program of sovereign bond purchases in an effort to avert deflation. The next several months in Europe were dominated by the threat of a Greek default and exit from the common currency. The Greece crisis would be displaced in global economic headlines by heightened concerns over slowing growth in China, which has for some time been the primary source of incremental demand for the global economy. The China concerns were spotlighted in mid-August by the government's devaluation of the renminbi over three days, which raised fears of a global currency war.

For the 12 months ended September 30, 2015, credit spreads — the incremental yield offered by lower-quality vs. higher-quality fixed-income instruments — generally widened on mounting concerns over global growth. U.S. Treasury yields ended the period somewhat higher on short maturities while declining farther out along the yield curve, resulting in an overall flattening of the curve. Specifically, the two-year yield went from 0.58% to 0.64%, the five-year from 1.78% to 1.37%, the 10-year from 2.52% to 2.06% and the 30-year from 3.21% to 2.87%.

"China concerns were spotlighted in mid-August by the government's devaluation of the renminbi over three days."

Positive and Negative Contributors to Performance

In an environment of widening credit spreads, the principal detractor from the fund’s relative performance was our above-benchmark stance with respect to credit-oriented sectors. In this vein, an overweight position in and exposure to energy-related credits within investment-grade corporate issues constrained returns. In addition, the fund’s performance was negatively impacted by an out-of-benchmark allocation to emerging-markets debt, which suffered in the wake of headlines around China and Brazil and an overall risk-off trend in the markets. On the positive side, we held investment-grade corporate credits within emerging markets that outperformed their U.S. counterparts for the period.

The fund also had significant exposure to securitized sectors, including residential mortgage-backed (MBS), commercial mortgage-backed (CMBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS). The fund's positioning in MBS and CMBS added to relative return, as those segments outperformed U.S. investment-grade corporate issues.

The managers used interest rate derivatives as part of implementing the fund's positioning along the yield curve, which detracted from returns for the 12 months. Currency forwards were used for hedging when buying non-U.S. dollar-denominated bonds, as well as for tactically shifting currency exposures, adding to returns for the period.

Outlook and Positioning

As of September 30, 2015, the bulk of the portfolio was allocated approximately as follows: 29% to securitized assets, including ABS, CMOs, CMBS and MBS; 30% to U.S. investment-grade corporate bonds; 17% to U.S. Treasuries; 9% to emerging-markets bonds; and 5% to U.S. high-yield corporate bonds. At period-end, the fund's overall duration was 0.9 years vs. 1.9 years for the Barclays 1–3 Year Government/Credit Index.

There continues to be substantial uncertainty around events which could act as a pivot point for credit sentiment globally, including, as has been the case for several quarters, the timing of the Fed’s hiking cycle. While the crisis around Greece’s status with respect to the European Union has receded for the time being, there is heightened sensitivity to data and headlines concerning the major economies of China and Brazil. Against this backdrop, we have continued to broadly lower the fund’s risk profile. In this vein, we are carefully assessing the risk/reward trade-offs with respect to the major segments of the fixed-income market. Despite a reasonably strong overall earnings backdrop, we are somewhat cautious on investment-grade corporates given current valuations and increased use of debt by companies to finance acquisitions. We currently view high-yield corporates as more attractively valued than investment-grade, while erring on the side of quality within the segment. We have also been looking to further the fund’s diversification into structured sectors such as MBS and CMBS. We will continue to look for opportunities to diversify risks in the portfolio and for relative valuation opportunities created by heightened volatility.

As always, we will continue to focus strongly on credit analysis, portfolio diversification and risk management, while seeking to maintain an attractive level of income for shareholders.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2002.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 2006 after 26 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America’s subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA from State University of New York, Albany; MBA from Pace University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Sovereign debt is debt that is issued by a national government.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.

Collateralized-mortgage obligations (CMOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest payments on underlying mortgage pools.

Performance Summary September 30, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	–0.54%	1.24%	2.63%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–3.27%	0.67%	2.35%
Barclays 1–3 Year Government/Credit Index†	1.19%	1.04%	2.85%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	–1.27%	0.48%	1.75%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–4.18%	0.30%	1.75%
Barclays 1–3 Year Government/Credit Index†	1.19%	1.04%	2.85%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	–1.28%	0.48%	1.89%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.28%	0.48%	1.89%
Barclays 1–3 Year Government/Credit Index†	1.19%	1.04%	2.85%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/15
No Sales Charges		–0.34%	–0.30%
Barclays 1–3 Year Government/Credit Index†		1.19%	1.03%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
No Sales Charges	–0.28%	1.50%	2.84%
Barclays 1–3 Year Government/Credit Index†	1.19%	1.04%	2.85%
Institutional Class	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 9/30/15
No Sales Charges	–0.28%	1.53%	2.41%
Barclays 1–3 Year Government/Credit Index†	1.19%	1.04%	1.97%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 0.86%, 1.77%, 1.62%, 0.52%, 0.68% and 0.60% for Class A, B, C, R6, S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class B shares prior to its inception on April 23, 2007 are derived from the historical performance of the Investment Class shares of Deutsche Short Duration Fund (which was renamed Class S shares on October 23, 2006) during such periods and have been adjusted to reflect the higher total annual operating expenses of Class B. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Short Duration Fund — Class A ■ Barclays 1–3 Year Government/Credit Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the index is for the time period of August 31, 2014 through September 30, 2015, which is based on the performance period of the life of Class R6.

** Institutional Class shares commenced operations on August 27, 2008. The performance shown for the index is for the time period of August 31, 2008 through September 30, 2015, which is based on the performance period of the life of Institutional Class.

† Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Net Asset Value
9/30/15	$ 8.82	$ 8.84	$ 8.81	$ 8.84	$ 8.85	$ 8.83
9/30/14	$ 9.09	$ 9.11	$ 9.08	$ 9.12	$ 9.12	$ 9.10
Distribution Information as of 9/30/15
Income Dividends, Twelve Months	$ .22	$ .16	$ .15	$ .25	$ .25	$ .24
September Income Dividend	$ .0185	$ .013	$ .013	$ .0203	$ .0204	$ .0203
SEC 30-day Yield††	1.27%	.056%	.56%	1.54%	1.56%	1.56%
Current Annualized Distribution Rate††	2.52%	1.76%	1.77%	2.76%	2.77%	2.76%

†† The SEC yield is net investment income per share earned over the month ended September 30, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.19% and 1.43% for Class R6 and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.41% and 2.63% for Class R6 and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of September 30, 2015

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 39.7%
Consumer Discretionary 4.2%
CCO Safari II LLC, 144A, 3.579%, 7/23/2020		4,130,000	4,099,578
CVS Health Corp., 1.9%, 7/20/2018		4,095,000	4,122,306
DISH DBS Corp., 7.125%, 2/1/2016		50,000	50,375
Ford Motor Credit Co., LLC, 8.0%, 12/15/2016		5,000,000	5,374,370
General Motors Co., 3.5%, 10/2/2018		380,000	383,067
General Motors Financial Co., Inc.:
2.75%, 5/15/2016		25,000	25,153
3.2%, 7/13/2020		3,195,000	3,151,967
Hyundai Capital America, 144A, 2.875%, 8/9/2018		7,301,000	7,421,510
Kia Motors Corp., 144A, 3.625%, 6/14/2016		3,000,000	3,040,113
L Brands, Inc., 6.9%, 7/15/2017		405,000	437,400
Lennar Corp., 4.125%, 12/1/2018		110,000	111,375
Myriad International Holdings BV, 144A, 6.375%, 7/28/2017		7,000,000	7,392,840
RCI Banque SA:
144A, 3.5%, 4/3/2018 (b)		9,000,000	9,289,053
144A, 4.6%, 4/12/2016		7,780,000	7,907,226
Viacom, Inc., 2.5%, 9/1/2018		2,800,000	2,814,781
			55,621,114
Consumer Staples 1.2%
ConAgra Foods, Inc., 2.1%, 3/15/2018		503,000	501,211
Constellation Brands, Inc., 7.25%, 5/15/2017		850,000	911,625
Kraft Heinz Foods Co., 144A, 2.8%, 7/2/2020		3,890,000	3,915,487
Marfrig Holdings Europe BV:
144A, 6.875%, 6/24/2019		2,500,000	2,143,750
144A, 11.25%, 9/20/2021		1,410,000	1,346,550
Reynolds American, Inc., 2.3%, 6/12/2018 (b)		1,840,000	1,859,793
Smithfield Foods, Inc., 7.75%, 7/1/2017		18,000	19,350
Tyson Foods, Inc., 2.65%, 8/15/2019		4,280,000	4,312,263
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018		1,000,000	1,002,795
			16,012,824
Energy 3.6%
Columbia Pipeline Group, Inc., 144A, 2.45%, 6/1/2018		1,300,000	1,302,513
Delek & Avner Tamar Bond Ltd., 144A, 3.839%, 12/30/2018		3,963,000	3,982,815
Energy Transfer Partners LP, 4.15%, 10/1/2020		3,850,000	3,894,333
Freeport-McMoran Oil & Gas LLC, 6.5%, 11/15/2020		4,875,000	4,396,665
KazMunayGas National Co. JSC, 144A, 9.125%, 7/2/2018		1,500,000	1,626,000
Kinder Morgan Energy Partners LP, 2.65%, 2/1/2019		10,000,000	9,838,110
Kinder Morgan, Inc.:
7.0%, 6/15/2017		100,000	106,604
7.25%, 6/1/2018		35,000	38,692
Lukoil International Finance BV, 144A, 3.416%, 4/24/2018		750,000	720,000
Noble Holding International Ltd., 4.0%, 3/16/2018		1,170,000	1,108,191
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020 (b)		1,500,000	1,020,000
ONEOK Partners LP:
3.2%, 9/15/2018		5,375,000	5,408,126
3.8%, 3/15/2020 (b)		4,500,000	4,535,860
Pacific Exploration and Production Corp., 144A, 5.375%, 1/26/2019 (b)		1,000,000	370,000
Pride International, Inc., 6.875%, 8/15/2020 (b)		2,000,000	1,903,034
Ras Laffan Liquefied Natural Gas Co., Ltd. II, 144A, 5.298%, 9/30/2020		787,650	841,603
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		5,900,000	5,929,500
Whiting Petroleum Corp., 6.5%, 10/1/2018		45,000	42,188
			47,064,234
Financials 21.2%
American Tower Corp., (REIT), 3.4%, 2/15/2019		7,235,000	7,447,528
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		2,000,000	2,040,000
Banco do Nordeste do Brasil SA, 144A, 3.625%, 11/9/2015		3,650,000	3,632,677
Bancolombia SA, 6.125%, 7/26/2020 (b)		1,586,000	1,619,703
Bangkok Bank PCL, 144A, 3.3%, 10/3/2018		3,000,000	3,069,309
Bank of America Corp., Series L, 2.6%, 1/15/2019		10,000,000	10,101,600
Bank of Baroda, 144A, 4.875%, 7/23/2019		3,500,000	3,732,722
Bank of Ceylon, REG S, 5.325%, 4/16/2018		1,510,000	1,494,900
Bank of India, 144A, 3.625%, 9/21/2018		3,000,000	3,058,968
Banque Federative du Credit Mutuel SA, 144A, 2.75%, 1/22/2019 (b)		11,000,000	11,261,602
BBVA Bancomer SA, 144A, 6.008%, 5/17/2022		6,000,000	6,060,000
BNP Paribas SA, 2.7%, 8/20/2018		12,000,000	12,275,244
BNZ International Funding Ltd., 144A, 2.35%, 3/4/2019		9,000,000	9,034,713
Charles Schwab Corp., 2.2%, 7/25/2018		3,060,000	3,105,138
Citigroup, Inc., 2.5%, 9/26/2018		7,585,000	7,685,721
Commonwealth Bank of Australia, 144A, 1.577%**, 3/31/2017		14,000,000	14,020,538
Country Garden Holdings Co., Ltd., 144A, 7.875%, 5/27/2019 (b)		1,000,000	1,047,494
Credit Agricole SA, 144A, 2.125%, 4/17/2018		10,000,000	10,082,190
Development Bank of Kazakhstan JSC, 144A, 5.5%, 12/20/2015		2,000,000	2,010,000
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	2,500,000	3,772,419
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019		4,850,000	4,973,408
HSBC U.S.A., Inc., 2.625%, 9/24/2018 (b)		4,365,000	4,441,824
ICICI Bank Ltd., 144A, 4.8%, 5/22/2019		3,000,000	3,185,958
Intercontinental Exchange, Inc., 2.5%, 10/15/2018		1,385,000	1,412,888
Intesa Sanpaolo SpA:
3.875%, 1/16/2018		5,365,000	5,526,669
3.875%, 1/15/2019		8,500,000	8,809,145
Jefferies Group LLC, 5.125%, 4/13/2018		3,000,000	3,149,238
Lloyds Bank PLC, 2.3%, 11/27/2018		2,005,000	2,028,045
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018		11,000,000	11,151,998
Morgan Stanley, 2.5%, 1/24/2019		10,000,000	10,136,490
Murray Street Investment Trust I, 4.647%, 3/9/2017		9,500,000	9,907,531
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016		4,265,000	4,303,688
National Australia Bank Ltd., 144A, 2.0%, 6/20/2017		8,000,000	8,117,744
Navient Corp., 4.625%, 9/25/2017 (b)		6,000,000	5,891,250
ProLogis LP, (REIT), 2.75%, 2/15/2019		5,910,000	6,021,327
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		10,000,000	10,067,400
Royal Bank of Scotland Group PLC, 1.875%, 3/31/2017		15,000,000	14,963,100
Skandinaviska Enskilda Banken AB, 144A, 2.375%, 3/25/2019		2,905,000	2,951,480
Societe Generale SA, 2.625%, 10/1/2018		10,000,000	10,196,840
Sumitomo Mitsui Banking Corp., 2.5%, 7/19/2018		715,000	726,218
Suncorp-Metway Ltd., 144A, 1.7%, 3/28/2017		8,500,000	8,538,394
Svenska Handelsbanken AB, 2.5%, 1/25/2019		4,500,000	4,611,056
Swedbank AB, 144A, 2.375%, 2/27/2019		9,785,000	9,917,186
Synchrony Financial, 3.0%, 8/15/2019		1,573,000	1,585,464
The Goldman Sachs Group, Inc., 2.625%, 1/31/2019		5,500,000	5,568,096
UniCredit Luxembourg Finance SA, 144A, 6.0%, 10/31/2017		6,170,000	6,481,227
			281,216,130
Health Care 1.2%
Actavis Funding SCS, 2.35%, 3/12/2018		4,215,000	4,231,772
Forest Laboratories, Inc., 144A, 4.375%, 2/1/2019		6,000,000	6,350,502
Hypermarcas SA, 144A, 6.5%, 4/20/2021		3,900,000	3,919,500
Mallinckrodt International Finance SA, 3.5%, 4/15/2018		640,000	620,800
Valeant Pharmaceuticals International, Inc., 144A, 6.75%, 8/15/2018		400,000	407,000
			15,529,574
Industrials 2.3%
Adani Ports & Special Economic Zone Ltd., 144A, 3.5%, 7/29/2020		2,500,000	2,480,812
CEMEX Espana SA, 144A, 9.875%, 4/30/2019		2,500,000	2,686,750
CNH Industrial Capital LLC, 3.25%, 2/1/2017		130,000	127,563
Harris Corp., 2.7%, 4/27/2020		1,890,000	1,870,108
Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/2019		500,000	508,359
Lima Airport Partners Srl, Series 2007-1, 144A, 6.88%, 6/15/2022		4,477,526	4,942,069
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020		8,500,000	8,656,536
Penske Truck Leasing Co., LP, 144A, 2.875%, 7/17/2018		9,400,000	9,528,470
United Rentals North America, Inc., 7.375%, 5/15/2020		75,000	78,750
			30,879,417
Information Technology 0.2%
Jabil Circuit, Inc., 7.75%, 7/15/2016		245,000	253,575
NXP BV, 144A, 3.5%, 9/15/2016		200,000	201,000
Seagate HDD Cayman, 3.75%, 11/15/2018		2,480,000	2,537,129
			2,991,704
Materials 2.7%
Anglo American Capital PLC, 144A, 2.625%, 9/27/2017		3,635,000	3,399,902
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		1,500,000	1,481,250
CF Industries, Inc., 6.875%, 5/1/2018		3,000,000	3,344,721
Freeport-McMoRan, Inc., 3.1%, 3/15/2020 (b)		5,000,000	4,165,650
Glencore Funding LLC:
144A, 2.5%, 1/15/2019		6,190,000	5,276,975
144A, 3.125%, 4/29/2019 (b)		6,230,000	5,233,200
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		3,000,000	2,415,000
Goldcorp, Inc., 2.125%, 3/15/2018		1,490,000	1,472,594
Grupo Idesa SA de CV, 144A, 7.875%, 12/18/2020		2,700,000	2,700,000
Rio Tinto Finance (U.S.A.) PLC, 2.25%, 12/14/2018		4,010,000	3,986,670
Teck Resources Ltd., 3.0%, 3/1/2019 (b)		2,770,000	1,973,625
			35,449,587
Telecommunication Services 0.8%
AT&T, Inc., 2.45%, 6/30/2020		4,360,000	4,292,803
Frontier Communications Corp., 8.125%, 10/1/2018		850,000	871,250
Sprint Communications, Inc., 6.0%, 12/1/2016		750,000	739,219
Telefonica Emisiones SAU, 3.192%, 4/27/2018		5,000,000	5,113,910
Windstream Services LLC, 7.875%, 11/1/2017		200,000	207,376
			11,224,558
Utilities 2.3%
AES Corp., 8.0%, 6/1/2020		40,000	45,200
Enel Finance International NV, 144A, 6.25%, 9/15/2017		7,125,000	7,722,118
Exelon Corp., 2.85%, 6/15/2020		2,920,000	2,945,573
FirstEnergy Corp., Series A, 2.75%, 3/15/2018		10,000,000	10,027,290
Majapahit Holding BV, 144A, 8.0%, 8/7/2019		5,000,000	5,506,500
PG&E Corp., 2.4%, 3/1/2019 (b)		3,820,000	3,846,007
			30,092,688
Total Corporate Bonds (Cost $530,386,237)			526,081,830

Mortgage-Backed Securities Pass-Throughs 3.6%
Federal Home Loan Mortgage Corp., 3.0%, 4/1/2027		3,193,455	3,334,735
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2027 until 6/1/2027		35,397,003	37,030,786
4.5%, 4/1/2023		834,046	883,344
5.0%, 9/1/2023		755,543	817,866
Government National Mortgage Association:
4.5%, with various maturities from 6/20/2040 until 12/20/2040		2,935,334	3,040,424
6.0%, with various maturities from 1/15/2022 until 2/20/2039		929,985	1,011,401
6.5%, with various maturities from 8/20/2038 until 2/20/2039		921,942	1,013,830
9.5%, with various maturities from 5/15/2018 until 7/15/2020		436	443
Total Mortgage-Backed Securities Pass-Throughs (Cost $47,430,511)			47,132,829

Asset-Backed 10.2%
Automobile Receivables 1.4%
AmeriCredit Automobile Receivables Trust:
"B", Series 2012-4, 1.31%, 11/8/2017		1,265,625	1,266,174
"C", Series 2015-3, 2.73%, 3/8/2021		1,750,000	1,758,110
Avis Budget Rental Car Funding AESOP LLC:
"B", Series 2014-2A, 144A, 3.29%, 2/20/2021		4,000,000	4,101,424
"C", Series 2015-1A, 144A, 3.96%, 7/20/2021		2,000,000	2,040,658
CPS Auto Receivables Trust:
"D", Series 2014-A, 144A, 5.11%, 2/18/2020		660,000	654,630
"D", Series 2014-D, 144A, 5.33%, 11/16/2020		3,890,000	3,754,095
Skopos Auto Receivables Trust, "A", Series 2015-1A, 144A, 3.1%, 12/15/2023		4,352,307	4,352,307
			17,927,398
Credit Card Receivables 0.2%
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020		2,373,521	2,380,808
Master Credit Card Trust II, "C", Series 2012-2A, 144A, 1.97%, 4/21/2017		800,000	800,331
			3,181,139
Home Equity Loans 1.3%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 5.041%**, 4/25/2033		266,099	270,432
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.347%**, 1/15/2037		4,006,085	3,635,558
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 5.501%**, 12/25/2036		3,018,153	2,046,857
First Franklin Mortgage Loan Asset Backed Certificates, "A2B", Series 2005-FF12, 0.459%**, 11/25/2036		2,582,009	2,545,185
GMAC Mortgage Corp. Loan Trust, "A5", Series 2003-HE2, 4.59%, 4/25/2033		56,382	56,571
Home Loan Trust, "A7", Series 2001-HI4, 7.24%, 10/25/2026		1,206,263	1,192,873
Merrill Lynch Mortgage Investors Trust, "A2C", Series 2005-HE2, 0.939%**, 9/25/2036		2,189,365	2,163,316
NovaStar Mortgage Funding Trust, "M3", Series 2004-3, 1.244%**, 12/25/2034		697,378	692,473
Park Place Securities, Inc., "M2", Series 2004-WHQ2, 1.144%**, 2/25/2035		4,185,554	4,172,014
			16,775,279
Manufactured Housing Receivables 0.0%
Lehman ABS Manufactured Housing Contract Trust, "A6", Series 2001-B, 6.467%, 4/15/2040		478,885	508,883
Miscellaneous 6.7%
A Voce CLO Ltd., "A1B", Series 2014-1A, 144A, 1.735%**, 7/15/2026		4,230,000	4,200,322
ALM V Ltd., "A1R2", Series 2012-5A, 144A, 1.734%**, 10/18/2027		1,000,000	996,124
Ares XXIX CLO Ltd., "A2", Series 2014-1A, 144A, 2.274%**, 4/17/2026		16,950,000	16,532,810
Atrium V, "A2B", Series 5A, 144A, 0.596%**, 7/20/2020		1,500,000	1,474,922
Atrium XI, "B", Series 11A, 144A, 2.427%**, 10/23/2025		775,000	772,789
Carlyle Global Market Strategies CLO Ltd., "A", Series 2014-2A, 144A, 1.744%**, 5/15/2025		2,000,000	1,991,224
CIFC Funding Ltd., "A3L", Series 2006-1A, 144A, 1.057%**, 10/20/2020		2,000,000	1,999,542
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		9,662,500	9,952,046
Dryden XXXI Senior Loan Fund, "B", Series 2014-31A, 144A, 2.175%**, 4/18/2026		2,000,000	1,966,292
Duane Street CLO III Ltd., "A1", Series 2006-3A, 144A, 0.526%**, 1/11/2021		26,512	26,505
Galaxy XV CLO Ltd., "A", Series 2013-15A, 144A, 1.525%**, 4/15/2025		500,000	494,993
GoldenTree Loan Opportunities III Ltd., "C", Series 2007-3A, 144A, 1.55%**, 5/1/2022		4,750,000	4,552,077
Hewett's Island CLO I-R Ltd., "A", Series 2007-1RA, 144A, 0.68%**, 11/12/2019		631,095	625,539
Marea CLO Ltd., "CR", Series 2012-1A, 144A, 3.039%**, 10/15/2023		4,000,000	3,958,776
North End CLO Ltd., "A", Series 2013-1A, 144A, 1.425%**, 7/17/2025		8,000,000	7,898,504
Oak Hill Credit Partners X Ltd., "A", Series 2014-10A, 144A, 1.745%**, 7/20/2026		1,150,000	1,144,241
Octagon Investment Partners XVI Ltd., "B1", Series 2013-1A, 144A, 1.874%**, 7/17/2025		5,500,000	5,268,268
Octagon Investment Partners XXI Ltd., "A1A", Series 2014-1A, 144A, 1.745%**, 11/14/2026		3,000,000	2,978,814
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		84,013	83,907
Treman Park CLO LLC, "A", Series 2015-1A, 144A, 1.761%**, 4/20/2027		1,500,000	1,492,177
Venture V CDO Ltd., "A2", Series 2005-1A, 144A, 0.734%**, 11/22/2018		461,623	461,465
Venture XVI CLO Ltd., "A1L", Series 2014-16A, 144A, 1.775%**, 4/15/2026		10,000,000	9,934,550
Voya CLO Ltd.:
"A1", Series 2014-2A, 144A, 1.724%**, 7/17/2026		6,950,000	6,915,264
"A1", Series 2015-1A, 144A, 1.755%**, 4/18/2027		3,015,000	2,999,238
			88,720,389
Student Loans 0.6%
SLM Student Loan Trust:
"A6", Series 2004-1, 144A, 1.045%**, 7/25/2039		5,500,000	5,254,342
"A4", Series 2008-5, 1.995%**, 7/25/2023		3,000,000	3,013,200
			8,267,542
Total Asset-Backed (Cost $135,424,300)			135,380,630

Commercial Mortgage-Backed Securities 7.6%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 6.038%**, 7/10/2044		6,250,000	6,357,681
BBCMS Trust, "A", Series 2015-RRI, 144A, 1.357%**, 5/15/2032		2,000,000	1,984,346
Bear Stearns Commercial Mortgage Securities:
"AMFL", Series 2007-PW17, 144A, 0.896%**, 6/11/2050		697,375	684,711
"A1A", Series 2007-PW15, 5.317%, 2/11/2044		987,008	1,027,144
"A4", Series 2005-PW10, 5.405%, 12/11/2040		2,673,793	2,673,865
"AM", Series 2005-PW10, 5.449%, 12/11/2040		1,350,000	1,353,546
"AM", Series 2006-PW11, 5.603%**, 3/11/2039		715,000	721,953
"A4", Series 2007-PW18, 5.7%, 6/11/2050		3,825,000	4,036,392
"A4", Series 2006-T22, 5.795%**, 4/12/2038		684,687	689,370
"AM", Series 2006-PW12, 5.94%**, 9/11/2038		5,000,000	5,117,700
CD Commercial Mortgage Trust:
"A5", Series 2006-CD3, 5.617%, 10/15/2048		885,657	908,340
"AMA", Series 2007-CD5, 6.325%**, 11/15/2044		845,000	909,513
CGBAM Commercial Mortgage Trust, "A", Series 2015-SMRT, 144A, 2.808%, 4/10/2028		1,570,000	1,610,688
Citigroup Commercial Mortgage Trust:
"B", Series 2014-388G, 144A, 1.257%**, 6/15/2033		650,000	643,284
"AM", Series 2006-C5, 5.462%, 10/15/2049		4,033,000	4,179,721
"A1A", Series 2007-C6, 5.9%**, 12/10/2049		1,341,563	1,417,208
"AM", Series 2006-C4, 5.973%**, 3/15/2049		3,250,000	3,324,971
Commercial Mortgage Trust:
"A4", Series 2007-GG9, 5.444%, 3/10/2039		1,283,857	1,332,698
"AM", Series 2006-C7, 5.979%**, 6/10/2046		2,110,000	2,152,341
Credit Suisse Commercial Mortgage Trust:
"A1A", Series 2007-C1, 5.361%, 2/15/2040		5,386,707	5,591,256
"AM", Series 2006-C4, 5.509%, 9/15/2039		4,000,000	4,122,940
"AM", Series 2006-C1, 5.65%**, 2/15/2039		661,000	665,170
Credit Suisse First Boston Mortgage Securities Corp., "B", Series 2005-C5, 5.1%, 8/15/2038		3,500,000	3,497,081
CSMC Trust, "A", Series 2014-TIKI, 144A, 1.157%**, 9/15/2038		2,000,000	1,986,502
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.207%**, 3/15/2018		1,770,000	1,761,150
GMAC Commercial Mortgage Securities, Inc., "B", Series 2004-C3, 4.965%, 12/10/2041		913,855	928,419
GS Mortgage Securities Trust:
"A4", Series 2006-GG6, 5.553%, 4/10/2038		4,678,354	4,678,537
"AM", Series 2006-GG8, 5.591%, 11/10/2039		4,000,000	4,143,088
"AM", Series 2006-GG6, 5.622%**, 4/10/2038		2,000,000	2,015,738
Hilton U.S.A. Trust:
"CFL", Series 2013-HLF, 144A, 2.104%**, 11/5/2030		3,409,709	3,402,249
"AFX", Series 2013-HLT, 144A, 2.662%, 11/5/2030		1,315,000	1,318,097
"DFL", Series 2013-HLF, 144A, 2.955%**, 11/5/2030		4,030,552	4,026,131
"CFX", Series 2013-HLT, 144A, 3.714%, 11/5/2030		100,000	100,294
JPMorgan Chase Commercial Mortgage Securities Corp.:
"D", Series 2015-SGP, 144A, 4.694%, 7/15/2036		5,000,000	5,000,000
"A3", Series 2006-LDP9, 5.336%, 5/15/2047		1,065,480	1,101,060
"A4", Series 2005-CB13, 5.427%**, 1/12/2043		87,587	87,479
"A4", Series 2006-CB17, 5.429%, 12/12/2043		1,958,208	2,015,008
"A4", Series 2006-CB14, 5.481%, 12/12/2044		3,819,243	3,833,809
"F", Series 2005-LDP1, 144A, 5.944%**, 3/15/2046		921,840	921,918
LB Commercial Mortgage Trust:
"A4B", Series 2007-C3, 5.517%, 7/15/2044		687,770	724,032
"J", Series 1998-C4, 144A, 5.6%, 10/15/2035		500,000	525,797
LB-UBS Commercial Mortgage Trust, "AM", Series 2006-C1, 5.217%, 2/15/2031		1,310,000	1,318,448
Morgan Stanley Capital I Trust:
"A4FL", Series 2006-HQ9, 0.354%**, 7/12/2044		458,588	456,981
"A5", Series 2007-HQ12, 5.902%**, 4/12/2049		230,639	230,270
Morgan Stanley Re-REMIC Trust:
"A4B", Series 2009-GG10, 144A, 5.989%**, 8/12/2045		2,341,000	2,479,250
"A4B", Series 2010-GG10, 144A, 5.989%**, 8/15/2045		778,000	819,047
Wachovia Bank Commercial Mortgage Trust:
"AM", Series 2006-C27, 5.795%, 7/15/2045		665,000	683,593
"A2", Series 2007-C32, 5.896%**, 6/15/2049		1,195,490	1,204,462
Total Commercial Mortgage-Backed Securities (Cost $102,022,645)			100,763,278

Collateralized Mortgage Obligations 7.4%
Banc of America Funding Corp., "1A1", Series 2008-R2, 144A, 6.0%, 9/25/2037		884,942	936,386
Banc of America Mortgage Securities, Inc.:
"1A3", Series 2002-K, 2.71%**, 10/20/2032		74,576	75,353
"2A3", Series 2005-J, 2.715%**, 11/25/2035		533,349	491,126
"2A8", Series 2003-J, 2.817%**, 11/25/2033		865,125	866,526
"A15", Series 2006-2, 6.0%, 7/25/2046		37,633	35,334
Bear Stearns Adjustable Rate Mortgage Trust, "5A", Series 2003-8, 2.171%**, 1/25/2034		985,137	958,185
Citigroup Mortgage Loan Trust, Inc., "8A1", Series 2009-5, 144A, 6.0%, 6/25/2036		630,262	654,636
Credit Suisse First Boston Mortgage Securities Corp., "5A1", Series 2004-7, 5.0%, 10/25/2019		1,795,908	1,828,425
Fannie Mae Connecticut Avenue Securities:
"1M1", Series 2015-C02, 1.349%**, 5/25/2025		4,157,287	4,140,533
"1M1", Series 2015-C03, 1.699%**, 7/25/2025		4,971,463	4,984,141
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.743%**, 2/25/2048		523,153	523,283
Federal Home Loan Mortgage Corp.:
"PT", Series 3586, 1.957%**, 2/15/2038		1,112,284	1,050,940
"PG", Series 3910, 3.5%, 12/15/2040		4,264,230	4,381,914
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		5,932,280	891,633
"LG", Series 4281, 4.0%, 1/15/2043		11,752,889	12,678,452
"CE", Series 4281, 4.0%, 7/15/2043		13,314,294	14,410,846
"CV", Series 4335, 4.25%, 9/15/2043		4,760,431	4,778,373
"BT", Series 2448, 6.0%, 5/15/2017		116	118
"SP", Series 4047, Interest Only, 6.444%***, 12/15/2037		8,440,020	1,259,335
Federal National Mortgage Association:
"KI", Series 2014-30, Interest Only, 3.5%, 5/25/2033		13,210,002	1,570,295
"EI", Series 2010-41, Interest Only, 4.0%, 3/25/2024		76,392	449
"DE", Series 2014-18, 4.0%, 8/25/2042		11,438,619	12,312,929
"9", Series 406, Interest Only, 4.5%, 2/25/2041		6,098,767	1,056,537
"IX", Series 2012-72, Interest Only, 4.5%, 7/25/2042		5,077,674	923,768
"IM", Series 2014-72, Interest Only, 4.5%, 3/25/2044		6,577,865	1,072,270
"1A6", Series 2007-W8, 6.479%**, 9/25/2037		1,710,317	1,937,917
"Z", Series G92-61, 7.0%, 10/25/2022		257,017	283,753
Freddie Mac Structured Agency Credit Risk Debt Notes, "M1", Series 2015-DNA2, 1.349%**, 12/25/2027		4,431,717	4,431,717
Government National Mortgage Association:
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		9,716,435	1,277,121
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		13,372,010	2,293,002
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		5,880,293	972,830
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		6,819,177	1,008,386
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		4,208,978	701,190
"IO", Series 2008-7, Interest Only, 5.5%, 3/20/2037		1,270,185	161,364
JPMorgan Mortgage Trust, "6A1", Series 2005-A6, 2.75%**, 8/25/2035		1,971,661	1,972,461
MASTR Adjustable Rate Mortgages Trust, "12A2", Series 2007-3, 0.394%**, 5/25/2047		3,580,918	3,474,511
MASTR Asset Securitization Trust:
"8A4", Series 2003-4, 4.75%, 5/25/2018		155,842	157,039
"3A2", Series 2003-1, 5.0%, 2/25/2018		254,290	258,536
Morgan Stanley Mortgage Loan Trust, "5A2", Series 2006-8AR, 2.247%**, 6/25/2036		275,561	274,777
Prudential Home Mortgage Securities Co., Inc., "4B", Series 1994-A, 144A, 6.73%**, 4/28/2024		4,739	4,374
Residential Accredit Loans, Inc.:
"NB4", Series 2003-QS19, 4.75%, 10/25/2033		338,063	342,951
"A1", Series 2003-QS18, 5.0%, 9/25/2018		967,475	982,544
Residential Asset Mortgage Products, Inc.:
"A5", Series 2005-SL1, 6.5%, 5/25/2032		847,260	780,234
"A3", Series 2004-SL3, 7.5%, 12/25/2031		603,402	625,757
Residential Funding Mortgage Securities I, "A1", Series 2005-S3, 4.75%, 3/25/2020		2,652,071	2,693,040
Washington Mutual Mortgage Pass-Through Certificates Trust:
"2A3", Series 2003-S6, 4.75%, 7/25/2018		358,535	361,432
"A9", Series 2003-S9, 5.25%, 10/25/2033		997,377	1,028,548
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, "3A1", Series 2003-MS2, 5.0%, 3/25/2018		699,808	708,865
Total Collateralized Mortgage Obligations (Cost $98,468,347)			98,614,136

Government & Agency Obligations 19.9%
Other Government Related (c) 1.0%
Korea Development Bank, 2.875%, 8/22/2018		5,000,000	5,117,470
Novolipetsk Steel OJSC, 144A, 4.45%, 2/19/2018		3,000,000	2,947,200
Russian Railways, REG S, 5.739%, 4/3/2017		1,000,000	1,018,766
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		2,000,000	2,001,000
Vimpel Communications, 144A, 7.748%, 2/2/2021		1,000,000	1,020,628
Vnesheconombank, 144A, 6.902%, 7/9/2020		1,500,000	1,507,620
			13,612,684
Sovereign Bonds 1.0%
Hazine Mustesarligi Varlik Kiralama AS, 144A, 2.803%, 3/26/2018		5,400,000	5,328,504
Republic of Ecuador, 144A, 9.375%, 12/15/2015		2,500,000	2,437,500
Republic of Slovenia, 144A, 4.75%, 5/10/2018		5,400,000	5,744,250
			13,510,254
U.S. Government Sponsored Agency 1.1%
Federal Home Loan Bank, 1.0%, 6/21/2017		14,220,000	14,315,644
U.S. Treasury Obligations 16.8%
U.S. Treasury Bills:
0.07%****, 12/3/2015 (d)		1,598,000	1,598,035
0.215%****, 2/11/2016 (d)		992,000	991,909
U.S. Treasury Notes:
0.5%, 2/28/2017		60,000,000	60,000,780
0.75%, 3/31/2018		10,000,000	9,985,680
0.875%, 12/31/2016		21,000,000	21,105,273
0.875%, 1/31/2017		27,550,000	27,692,764
0.875%, 6/15/2017		65,000,000	65,315,705
1.0%, 8/31/2016 (e)		25,500,000	25,642,443
1.0%, 9/30/2016		10,000,000	10,060,550
			222,393,139
Total Government & Agency Obligations (Cost $263,248,282)			263,831,721

Loan Participations and Assignments 4.1%
Senior Loans**
1011778 B.C. Unlimited Liability Co., Term Loan B, 3.75%, 12/12/2021		627,084	624,968
Academy Ltd., Term Loan B, 5.0%, 7/1/2022		235,676	234,778
Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.25%, 7/23/2021		248,120	244,165
Albertson's LLC, Term Loan B2, 5.375%, 3/21/2019		493,860	494,544
Alere, Inc., Term Loan B, 4.25%, 6/18/2022		250,000	250,351
American Energy — Marcellus LLC, First Lien Term Loan, 5.25%, 8/4/2020		267,857	154,688
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		493,750	488,072
Amneal Pharmaceuticals LLC, Term Loan, 4.503%, 11/1/2019		740,312	741,007
Answers Corp., Second Lien Term Loan, 10.0%, 10/3/2022		500,000	143,750
Apex Tool Group LLC, Term Loan B, 4.5%, 1/31/2020		489,950	478,519
Aristocrat Leisure Ltd., Term Loan B, 4.75%, 10/20/2021		500,000	501,250
Astoria Energy LLC, Term Loan B, 5.0%, 12/24/2021		719,751	718,549
Asurion LLC:
Term Loan B4, 5.0%, 8/4/2022		500,000	473,985
Term Loan B1, 5.0%, 5/24/2019		465,914	445,646
Autoparts Holdings Ltd., First Lien Term Loan, 7.0%, 7/29/2017		912,525	798,459
Avaya, Inc., Term Loan B7, 6.25%, 5/29/2020		958,087	756,290
BATS Global Markets, Inc., Term Loan B2, 5.75%, 1/31/2020		693,887	699,091
Brickman Group Ltd. LLC, First Lien Term Loan, 4.0%, 12/18/2020		987,468	974,449
Calceus Acquisition, Inc., Term Loan, 5.0%, 1/31/2020		497,462	474,039
California Pizza Kitchen, Inc., Term Loan, 5.25%, 3/29/2018		485,338	478,664
Calpine Corp., Term Loan B5, 3.5%, 5/27/2022		748,125	737,528
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019		736,379	737,167
Coach America Holdings, Inc.:
First Lien Term Loan, LIBOR plus 1.5%, 4/18/2015*		596,781	60
Letter of Credit, LIBOR plus 4.25%, 4/21/2015*		118,510	12
CPG International, Inc., Term Loan, 4.75%, 9/30/2020		490,000	485,509
CPI Acquisition, Inc., Term Loan B, 6.75%, 8/17/2022		500,000	497,187
Crosby U.S. Acquisition Corp., First Lien Term Loan, 3.75%, 11/23/2020		249,365	218,195
Dell International LLC, Term Loan B2, 4.0%, 4/29/2020		970,763	967,025
Delta 2 (LUX) SARL, Term Loan B3, 4.75%, 7/30/2021		1,000,000	984,065
Deltek, Inc., First Lien Term Loan, 5.0%, 6/25/2022		498,750	499,685
Drillships Financing Holding, Inc., Term Loan B1, 6.0%, 3/31/2021		500,000	298,540
DTZ U.S. Borrower LLC, First Lien Term Loan, 4.25%, 11/4/2021		1,000,000	991,565
Energy Transfer Equity LP, Term Loan, 3.25%, 12/2/2019		500,000	484,018
Evergreen Acqco 1 LP, Term Loan, 5.0%, 7/9/2019		486,250	418,175
Fairmount Minerals Ltd., Term Loan B2, 4.5%, 9/5/2019		490,000	385,875
Fairway Group Acquisition Co., Term Loan, 5.0%, 8/17/2018		974,937	882,318
First Data Corp., Term Loan, 4.196%, 3/24/2021		152,818	152,818
Fitness International LLC, Term Loan B, 5.5%, 7/1/2020		735,028	704,708
FTS International, Inc., Term Loan B, 5.75%, 4/16/2021		436,364	136,364
Global Tel*Link Corp., First Lien Term Loan, 5.0%, 5/22/2020		401,411	394,459
Greenway Medical Technologies, Inc., First Lien Term Loan, 6.0%, 11/4/2020		491,250	483,881
Hampton Rubber Co., First Lien Term Loan, 5.0%, 3/27/2021		493,750	429,563
Hanson Building Products Ltd., Second Lien Term Loan, 10.5%, 2/12/2023		500,000	496,875
Hargray Communications Group, Inc., Term Loan B, 5.25%, 6/26/2019		499,422	501,502
Hertz Corp., Term Loan B, 3.75%, 3/11/2018		496,173	495,553
Houston Fuel Oil Co., LLC, Term Loan B, 4.25%, 8/19/2021		248,120	238,195
Hub International Ltd., Term Loan B, 4.0%, 10/2/2020		490,038	479,930
Hubbard Radio LLC, Term Loan B, 4.25%, 5/15/2020		493,055	489,976
Hudson's Bay Co., Term Loan B, 4.75%, 8/10/2022		500,000	502,810
IG Investment Holdings LLC, First Lien Term Loan, 6.0%, 10/31/2019		972,500	971,284
Ineos U.S. Finance LLC, 6 year Term Loan, 3.75%, 5/4/2018		396,698	388,976
Inmar Holdings, Inc., First Lien Term Loan, 4.25%, 1/27/2021		493,750	485,314
ION Media Networks, Inc., Term Loan B, 4.75%, 12/18/2020		492,528	492,528
IQOR U.S., Inc., Term Loan B, 6.0%, 4/1/2021		479,286	393,014
JBS U.S.A., Inc., Term Loan, 3.75%, 9/18/2020		490,000	488,368
Jeld-Wen, Inc.:
Term Loan, 5.0%, 6/18/2022		500,000	499,377
Term Loan B, 5.25%, 10/15/2021		243,783	243,783
Key Safety Systems, Inc., First Lien Term Loan, 4.75%, 8/29/2021		493,741	483,602
Koppers Holdings, Inc., Term Loan, 3.567%, 8/15/2019		486,486	457,297
Lands' End, Inc., Term Loan B, 4.25%, 4/4/2021		492,500	458,025
Leslie's Poolmart, Inc., Term Loan, 4.25%, 10/16/2019		979,801	961,126
Level 3 Financing, Inc., Term Loan, 4.0%, 8/1/2019		500,000	500,626
Lineage Logistics Holdings LLC, Term Loan, 4.5%, 4/7/2021		492,500	477,109
MacDermid, Inc., First Lien Term Loan, 4.5%, 6/7/2020		989,873	961,825
Mohegan Tribal Gaming Authority, Term Loan A, 5.5%, 6/15/2018		446,875	441,104
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/2020		244,333	231,097
Monitronics International, Inc., Term Loan B, 4.25%, 3/23/2018		437,199	435,832
NEP/NCP Holdco, Inc., Term Loan, 4.25%, 1/22/2020		492,516	483,897
Nortek, Inc., Term Loan B, 3.5%, 10/30/2020		498,743	495,940
NPC International, Inc., Term Loan B, 4.0%, 12/28/2018		482,500	478,278
NTELOS, Inc., Term Loan B, 5.75%, 11/9/2019		245,570	245,571
Oberthur Technologies of America Corp., Term Loan B2, 4.5%, 10/18/2019		491,250	489,870
Oxbow Carbon LLC, Term Loan B, 4.25%, 7/19/2019		449,367	439,162
P2 Upstream Acquisition Co., First Lien Term Loan, 5.0%, 10/30/2020		245,625	241,941
Payless, Inc., First Lien Term Loan, 5.0%, 3/11/2021		494,987	395,990
Phibro Animal Health Corp., Term Loan B, 4.0%, 4/16/2021		493,750	491,486
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		492,500	489,053
Quikrete Holdings, Inc., First Lien Term Loan, 4.0%, 9/28/2020		472,673	470,900
Regit Eins GmbH, First Lien Term Loan, 6.0%, 1/8/2021		495,000	494,258
Rexnord LLC, First Lien Term Loan B, 4.0%, 8/21/2020		408,573	405,443
Reynolds Group Holdings, Inc., Term Loan, 4.5%, 12/1/2018		1,432,913	1,435,356
Rovi Solutions Corp., Term Loan B, 3.75%, 7/2/2021		493,750	484,492
Sabre, Inc., Term Loan, 4.0%, 2/19/2019		490,000	490,000
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/2021		496,250	483,844
SBA Senior Finance II LLC, Term Loan B, 3.25%, 6/10/2022		748,125	739,241
Serena Software, Inc., Term Loan, 7.5%, 4/14/2020		467,281	466,989
Serta Simmons Holdings LLC, Term Loan, 4.25%, 10/1/2019		483,336	484,300
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/2021		497,481	420,869
Sheridan Investment Partners II LP:
Term Loan A, 4.25%, 12/16/2020		114,464	86,801
Term Loan B, 4.25%, 12/16/2020		822,847	623,990
Term Loan M, 4.25%, 12/16/2020		42,689	32,372
Southcross Holdings Borrower LP, Term Loan B, 6.0%, 8/4/2021		991,231	746,724
Star West Generation LLC, Term Loan B, 4.25%, 3/13/2020		693,125	690,526
Starwood Property Trust, Inc., Term Loan B, 3.5%, 4/17/2020		489,950	483,522
Styrolution U.S. Holding LLC, Term Loan B, 6.5%, 11/7/2019		496,250	495,630
SurveyMonkey, Inc., Term Loan B, 6.25%, 2/5/2019		478,167	467,409
Tank Holding Corp., Term Loan, 5.25%, 3/16/2022		381,426	380,831
Tempur-Pedic International, Inc., Term Loan B, 3.5%, 3/18/2020		59,781	59,884
The Men's Wearhouse, Inc., Term Loan, 5.0%, 6/18/2021		500,000	500,625
Toys 'R' Us-Delaware, Inc., Term Loan B4, 9.75%, 4/24/2020		247,503	218,628
Transdigm, Inc., Term Loan E, 3.5%, 5/14/2022		995,240	981,969
U.S. Foods, Inc., Term Loan, 4.5%, 3/31/2019		496,193	496,456
United Site Services, Inc.:
Term Delay Draw, 5.752%, 8/5/2021		46,381	46,265
Term Loan B, 5.753%, 8/5/2021		202,435	201,929
Vantage Specialty Chemicals, Inc., Term Loan B, 5.0%, 2/10/2019		958,569	941,794
ViaWest, Inc., Term Loan B, 4.5%, 3/11/2022		498,750	499,064
Waste Industries U.S.A., Inc., Term Loan B, 4.25%, 2/27/2020		497,500	500,296
World Triathlon Corp., Term Loan, 5.25%, 6/26/2021		987,500	987,811
Zayo Group LLC, Term Loan B, 3.75%, 5/6/2021		485,039	482,891
Total Loan Participations and Assignments (Cost $57,518,448)			54,191,406

Convertible Bond 0.0%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (Cost $63,122)		63,145	87,847
	Shares	Value ($)

Common Stock 0.0%
Materials
GEO Specialty Chemicals, Inc.* (Cost $58)	5,825	3,111

Securities Lending Collateral 2.0%
Daily Assets Fund Institutional, 0.17% (f) (g) (Cost $26,281,288)	26,281,288	26,281,288

Cash Equivalents 7.4%
Central Cash Management Fund, 0.12% (f) (Cost $98,813,346)	98,813,346	98,813,346
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,359,656,584)†	101.9	1,351,181,422
Other Assets and Liabilities, Net	(1.9)	(24,800,336)
Net Assets	100.0	1,326,381,086

The following table represents senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Coach America Holdings, Inc.*	LIBOR plus 1.5%	4/18/2015	USD	596,781	596,781	60
Coach America Holdings, Inc.*	LIBOR plus 4.25%	4/21/2015	USD	118,510	118,510	12
					715,291	72

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2015.

*** These securities are shown at their current rate as of September 30, 2015.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,364,093,624. At September 30, 2015, net unrealized depreciation for all securities based on tax cost was $12,912,202. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,695,198 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,607,400.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2015 amounted to $26,080,262, which is 2.0% of net assets.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) At September 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) At September 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

CLO: Collateralized Loan Obligation

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2015, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
2 Year U.S. Treasury Note	USD	12/31/2015	1,200	262,837,500	281,321

At September 30, 2015, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	12/31/2015	56	6,748,875	(36,820)

At September 30, 2015, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 12/16/2020	66,000,000	Fixed — 2.0%	Floating — 3-Month LIBOR	(1,677,093)	(649,150)
12/16/2015 12/16/2019	100,400,000	Fixed — 2.0%	Floating — 3-Month LIBOR	(2,776,532)	(766,633)
12/16/2015 12/16/2018	239,800,000	Fixed — 1.75%	Floating — 3-Month LIBOR	(4,693,030)	(1,335,520)
12/16/2015 12/16/2017	460,300,000	Fixed — 1.25%	Floating — 3-Month LIBOR	(3,577,037)	(1,295,503)
9/16/2015 9/16/2017	625,600,000	Floating — 3-Month LIBOR	Fixed — 1.0%	3,341,247	4,174,056
Total net unrealized appreciation					127,250

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at September 30, 2015 is 0.33%.

As of September 30, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	17,750,000	NZD	19,979,755	10/14/2015	310,830	Macquarie Bank Ltd.
AUD	17,750,000	NZD	19,979,578	10/14/2015	310,716	Australia & New Zealand Banking Group Ltd.
USD	18,555,544	NZD	29,300,000	10/14/2015	156,390	Australia & New Zealand Banking Group Ltd.
USD	19,969,095	SEK	168,000,000	10/14/2015	108,853	Morgan Stanley
AUD	27,100,000	USD	19,162,410	10/14/2015	155,933	National Australia Bank Ltd.
SEK	85,000,000	USD	10,408,478	10/14/2015	249,992	BNP Paribas SA
SEK	85,000,000	USD	10,408,599	10/14/2015	250,113	Morgan Stanley
GBP	2,537,500	USD	3,894,932	10/16/2015	56,642	Citigroup, Inc.
Total unrealized appreciation					1,599,469
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
NZD	39,875,730	AUD	35,500,000	10/14/2015	(568,155)	National Australia Bank Ltd.
CAD	25,900,000	SEK	160,820,870	10/14/2015	(186,522)	Bank of America
USD	20,347,828	SEK	170,000,000	10/14/2015	(30,857)	Credit Agricole
NZD	49,900,000	USD	31,601,752	10/14/2015	(266,012)	Australia & New Zealand Banking Group Ltd.
USD	62,906	SGD	86,834	10/16/2015	(1,920)	State Street Bank & Trust Co.
Total unrealized depreciation					(1,053,466)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar GBP British Pound NZD New Zealand Dollar SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$ —	$ 526,081,830	$ —	$ 526,081,830
Mortgage-Backed Securities Pass-Throughs	—	47,132,829	—	47,132,829
Asset-Backed	—	135,380,630	—	135,380,630
Commercial Mortgage- Backed Securities	—	100,763,278	—	100,763,278
Collateralized Mortgage Obligations	—	98,614,136	—	98,614,136
Government & Agency Obligations	—	263,831,721	—	263,831,721
Loan Participation and Assignments	—	50,087,490	4,103,916	54,191,406
Convertible Bond	—	—	87,847	87,847
Common Stock	—	—	3,111	3,111
Short-Term Investments (h)	125,094,634	—	—	125,094,634
Derivatives (i)
Futures Contracts	281,321	—	—	281,321
Interest Rate Swap Contracts	—	4,174,056	—	4,174,056
Forward Foreign Currency Exchange Contracts	—	1,599,469	—	1,599,469
Total	$ 125,375,955	$ 1,227,665,439	$ 4,194,874	$ 1,357,236,268
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Futures Contracts	$ (36,820)	$ —	$ —	$ (36,820)
Interest Rate Swap Contracts	—	(4,046,806)	—	(4,046,806)
Forward Foreign Currency Exchange Contracts	—	(1,053,466)	—	(1,053,466)
Total	$ (36,820)	$ (5,100,272)	$ —	$ (5,137,092)

During the year ended September 30, 2015, the amount of transfers between Level 2 and Level 3 was $2,617,828. The investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

During the year ended September 30, 2015, the amount of transfers between Level 3 and Level 2 was $9,100,839. The investments were transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,234,561,950) — including $26,080,262 of securities loaned	$ 1,226,086,788
Investment in Daily Assets Fund Institutional (cost $26,281,288)*	26,281,288
Investment in Central Cash Management Fund (cost $98,813,346)	98,813,346
Total investments in securities, at value (cost $1,359,656,584)	1,351,181,422
Foreign currency, at value (cost $2,938,019)	2,883,230
Receivable for investments sold	8,521,640
Receivable for Fund shares sold	1,702,956
Interest receivable	7,583,555
Receivable for variation on centrally cleared swaps	160,577
Unrealized appreciation on forward foreign currency exchange contracts	1,599,469
Other assets	37,585
Total assets	1,373,670,434
Liabilities
Cash overdraft	8,352,167
Payable upon return of securities loaned	26,281,288
Payable for investments purchased	3,772,277
Payable for Fund shares redeemed	6,215,139
Payable for variation margin on futures contracts	74,324
Unrealized depreciation on forward foreign currency exchange contracts	1,053,466
Accrued management fee	399,357
Accrued Trustees' fees	16,386
Other accrued expenses and payables	1,124,944
Total liabilities	47,289,348
Net assets, at value	$ 1,326,381,086

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2015 (continued)
Net Assets Consist of
Undistributed net investment income	5,459,017
Net unrealized appreciation (depreciation) on: Investments	(8,475,162)
Swap contracts	127,250
Futures	244,501
Foreign currency	489,036
Accumulated net realized gain (loss)	(158,536,944)
Paid-in capital	1,487,073,388
Net assets, at value	$ 1,326,381,086
Net Asset Value
Class A Net Asset Value and redemption price per share ($340,632,575 ÷ 38,609,982 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.82
Maximum offering price per share (100 ÷ 97.25 of $8.82)	$ 9.07

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($51,931 ÷ 5,875 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.84

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($158,601,456 ÷ 17,995,798 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.81
Class R6 Net Asset Value, offering and redemption price per share ($9,964 ÷ 1,127 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.84
Class S Net Asset Value, offering and redemption price per share ($744,385,080 ÷ 84,147,462 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.85
Institutional Class Net Asset Value, offering and redemption price per share ($82,700,080 ÷ 9,364,572 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2015
Investment Income
Income: Interest (net of foreign taxes withheld of $808)	$ 36,012,114
Income distributions — Central Cash Management Fund	51,443
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	124,704
Total income	36,188,261
Expenses: Management fee	5,468,297
Administrative service fees	1,502,988
Services to shareholders	2,343,546
Distribution and service fees	2,781,097
Custodian fee	131,347
Professional fees	136,949
Reports to shareholders	124,313
Registration fees	118,773
Trustees' fees and expenses	61,955
Other	87,246
Total expenses before expense reductions	12,756,511
Expense reductions	(1,687,979)
Total expenses after expense reductions	11,068,532
Net investment income	25,119,729
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(10,331,423)
Swap contracts	(17,876,477)
Futures	(103,821)
Foreign currency	9,116,408
(19,195,313)
Change in net unrealized appreciation (depreciation) on: Investments	(10,704,734)
Swap contracts	(4,033,802)
Futures	86,814
Foreign currency	482,101
(14,169,621)
Net gain (loss)	(33,364,934)
Net increase (decrease) in net assets resulting from operations	$ (8,245,205)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2015	2014
Operations: Net investment income	$ 25,119,729	$ 38,644,817
Net realized gain (loss)	(19,195,313)	4,958,144
Change in net unrealized appreciation (depreciation)	(14,169,621)	(14,451,642)
Net increase (decrease) in net assets resulting from operations	(8,245,205)	29,151,319
Distributions to shareholders from: Net investment income: Class A	(9,657,382)	(12,740,137)
Class B	(1,727)	(4,888)
Class C	(3,124,314)	(3,704,186)
Class R6	(277)	(23)
Class S	(23,691,927)	(27,571,250)
Institutional Class	(1,550,318)	(1,336,976)
Total distributions	(38,025,945)	(45,357,460)
Fund share transactions: Proceeds from shares sold	307,705,071	771,779,613
Reinvestment of distributions	32,827,721	37,535,027
Cost of shares redeemed	(730,580,022)	(828,324,573)
Net increase (decrease) in net assets from Fund share transactions	(390,047,230)	(19,009,933)
Increase (decrease) in net assets	(436,318,380)	(35,216,074)
Net assets at beginning of period	1,762,699,466	1,797,915,540
Net assets at end of period (including undistributed net investment income of $5,459,017 and $1,807,579, respectively)	$ 1,326,381,086	$ 1,762,699,466

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended September 30,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.09	$ 9.18	$ 9.31	$ 9.17	$ 9.55
Income (loss) from investment operations: Net investment income[a]	.14	.19	.20	.23	.29
Net realized and unrealized gain (loss)	(.19)	(.06)	(.08)	.18	(.33)
Total from investment operations	(.05)	.13	.12	.41	(.04)
Less distributions from: Net investment income	(.22)	(.22)	(.23)	(.24)	(.29)
Return of capital	—	—	(.02)	(.03)	(.05)
Total distributions	(.22)	(.22)	(.25)	(.27)	(.34)
Net asset value, end of period	$ 8.82	$ 9.09	$ 9.18	$ 9.31	$ 9.17
Total Return (%)[b]	(.54)[c]	1.45[c]	1.28[c]	4.58	(.51)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	341	459	568	664	882
Ratio of expenses before expense reductions (%)	.87	.86	.87	.86	.84
Ratio of expenses after expense reductions (%)	.80	.84	.85	.86	.84
Ratio of net investment income (%)	1.60	2.06	2.20	2.46	3.01
Portfolio turnover rate (%)	34	85	47	68	93
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.
	Years Ended September 30,
Class B	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.11	$ 9.20	$ 9.33	$ 9.18	$ 9.56
Income (loss) from investment operations: Net investment income[a]	.09	.12	.14	.16	.21
Net realized and unrealized gain (loss)	(.20)	(.06)	(.09)	.19	(.33)
Total from investment operations	(.11)	.06	.05	.35	(.12)
Less distributions from: Net investment income	(.16)	(.15)	(.16)	(.17)	(.21)
Return of capital	—	—	(.02)	(.03)	(.05)
Total distributions	(.16)	(.15)	(.18)	(.20)	(.26)
Net asset value, end of period	$ 8.84	$ 9.11	$ 9.20	$ 9.33	$ 9.18
Total Return (%)[b,c]	(1.27)	.70	.52	3.88	(1.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.2	.3	1	1
Ratio of expenses before expense reductions (%)	1.93	1.77	1.77	1.74	1.69
Ratio of expenses after expense reductions (%)	1.55	1.59	1.60	1.63	1.61
Ratio of net investment income (%)	1.01	1.32	1.46	1.68	2.24
Portfolio turnover rate (%)	34	85	47	68	93
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.
	Years Ended September 30,
Class C	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.08	$ 9.17	$ 9.30	$ 9.16	$ 9.54
Income (loss) from investment operations: Net investment income[a]	.08	.12	.13	.16	.21
Net realized and unrealized gain (loss)	(.20)	(.06)	(.08)	.19	(.33)
Total from investment operations	(.12)	.06	.05	.35	(.12)
Less distributions from: Net investment income	(.15)	(.15)	(.16)	(.18)	(.21)
Return of capital	—	—	(.02)	(.03)	(.05)
Total distributions	(.15)	(.15)	(.18)	(.21)	(.26)
Net asset value, end of period	$ 8.81	$ 9.08	$ 9.17	$ 9.30	$ 9.16
Total Return (%)[b]	(1.28)[c]	.69[c]	.53[c]	3.81	(1.26)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	206	241	288	355
Ratio of expenses before expense reductions (%)	1.63	1.62	1.62	1.60	1.58
Ratio of expenses after expense reductions (%)	1.55	1.59	1.60	1.60	1.58
Ratio of net investment income (%)	.85	1.31	1.45	1.72	2.27
Portfolio turnover rate (%)	34	85	47	68	93
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of sales charges. [c] Total return would have been lower had certain expenses not been reduced.
Class R6	Year Ended 9/30/15	Period Ended 9/30/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.12	$ 9.14
Income (loss) from investment operations: Net investment income[b]	.18	.02
Net realized and unrealized gain (loss)	(.21)	(.02)
Total from investment operations	(.03)	.00***
Less distributions from: Net investment income	(.25)	(.02)
Net asset value, end of period	$ 8.84	$ 9.12
Total Return (%)	(.34)[c]	.01**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	10
Ratio of expenses before expense reductions (%)	.76	.52*
Ratio of expenses after expense reductions (%)	.55	.52*
Ratio of net investment income (%)	1.97	2.45*
Portfolio turnover rate (%)	34	85[d]

[a] For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2014.

* Annualized

** Not annualized

*** Amount is less than $.005.

	Years Ended September 30,
Class S	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.12	$ 9.20	$ 9.34	$ 9.19	$ 9.57
Income (loss) from investment operations: Net investment income[a]	.17	.21	.23	.25	.31
Net realized and unrealized gain (loss)	(.19)	(.04)	(.10)	.19	(.33)
Total from investment operations	(.02)	.17	.13	.44	(.02)
Less distributions from: Net investment income	(.25)	(.25)	(.25)	(.26)	(.31)
Return of capital	—	—	(.02)	(.03)	(.05)
Total distributions	(.25)	(.25)	(.27)	(.29)	(.36)
Net asset value, end of period	$ 8.85	$ 9.12	$ 9.20	$ 9.34	$ 9.19
Total Return (%)[b]	(.28)	1.82	1.42	4.92	(.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	744	1,045	899	889	1,241
Ratio of expenses before expense reductions (%)	.69	.68	.69	.70	.68
Ratio of expenses after expense reductions (%)	.55	.59	.60	.63	.63
Ratio of net investment income (%)	1.87	2.31	2.44	2.70	3.22
Portfolio turnover rate (%)	34	85	47	68	93
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
	Years Ended September 30,
Institutional Class	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.10	$ 9.18	$ 9.32	$ 9.18	$ 9.56
Income (loss) from investment operations: Net investment income[a]	.16	.21	.23	.25	.32
Net realized and unrealized gain (loss)	(.19)	(.04)	(.10)	.19	(.33)
Total from investment operations	(.03)	.17	.13	.44	(.01)
Less distributions from: Net investment income	(.24)	(.25)	(.25)	(.27)	(.32)
Return of capital	—	—	(.02)	(.03)	(.05)
Total distributions	(.24)	(.25)	(.27)	(.30)	(.37)
Net asset value, end of period	$ 8.83	$ 9.10	$ 9.18	$ 9.32	$ 9.18
Total Return (%)	(.28)[b]	1.82[b]	1.45[b]	4.91	(.18)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	52	89	42	64
Ratio of expenses before expense reductions (%)	.61	.60	.60	.59	.52
Ratio of expenses after expense reductions (%)	.55	.59	.60	.59	.52
Ratio of net investment income (%)	1.77	2.28	2.45	2.74	3.33
Portfolio turnover rate (%)	34	85	47	68	93
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Short Duration Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares are not subject to initial or contingent deferred sales charges and do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended September 30, 2015, the Fund invested the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2015, the Fund had a net tax basis capital loss carryforward of approximately $153,688,000, including $90,714,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2016 ($2,969,000), September 30, 2017 ($17,011,000), September 30, 2018 ($63,372,000) and September 30, 2019 ($7,362,000), the respective expiration dates, whichever occurs first; and approximately $62,974,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($32,010,000) and long-term losses ($30,964,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, futures contracts, swap contracts, paydown losses on mortgage securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 6,267,607
Capital loss carryforwards	$ (153,688,000)
Net unrealized appreciation (depreciation) on investments	$ (12,912,202)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2015	2014
Distributions from ordinary income*	$ 38,025,945	$ 45,357,460

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of September 30, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $932,000,000 to $1,557,600,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $262,988,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $6,678,000 to $63,746,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,771,000 to $122,015,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $58,935,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $70,140,000 to $124,538,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contacts (a)	$ 1,599,469	$ —	$ —	$ 1,599,469
Interest Rate Contracts (b)	—	4,174,056	281,321	4,455,377
	$ 1,599,469	$ 4,174,056	$ 281,321	$ 6,054,846

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts

(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (1,053,466)	$ —	$ —	$ (1,053,466)
Interest Rate Contracts (b)	—	(4,046,806)	(36,820)	(4,083,626)
	$ (1,053,466)	$ (4,046,806)	$ (36,820)	$ (5,137,092)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on forward foreign currency exchange contracts

(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 8,689,917	$ —	$ —	$ 8,689,917
Interest Rate Contracts (b)	—	(17,876,477)	(103,821)	(17,980,298)
	$ 8,689,917	$ (17,876,477)	$ (103,821)	$ (9,290,381)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 536,156	$ —	$ —	$ 536,156
Interest Rate Contracts (b)	—	(4,033,802)	86,814	(3,946,988)
	$ 536,156	$ (4,033,802)	$ 86,814	$ (3,410,832)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

As of September 30, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty type, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 467,106	$ (266,012)	$ —	$ 201,094
BNP Paribas SA	249,992	—	—	249,992
Citigroup, Inc.	56,642	—	—	56,642
Macquarie Bank Ltd.	310,830	—	—	310,830
Morgan Stanley	358,966	—	—	358,966
National Australia Bank Ltd.	155,933	(155,933)	—	—
	$ 1,599,469	$ (421,945)	$ —	$ 1,177,524
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 266,012	$ (266,012)	$ —	$ —
Bank of America	186,522	—	—	186,522
Credit Agricole	30,857	—	—	30,857
National Australia Bank Ltd.	568,155	(155,933)	—	412,222
State Street Bank & Trust Co.	1,920	—	—	1,920
	$ 1,053,466	$ (421,945)	$ —	$ 631,521

C. Purchases and Sales of Securities

During the year ended September 30, 2015, purchases and sales of investment securities (excluding short-term instruments and U.S. Treasury obligations) aggregated $417,917,559 and $841,973,823, respectively. Purchases and sales of U.S. Treasury obligations aggregated $70,328,492 and $104,300,413, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended September 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.36% of the Fund's average daily net assets.

For the period from October 1, 2014 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.80%
Class B	1.55%
Class C	1.55%
Class R6	.55%
Class S	.55%
Institutional Class	.55%

For the year ended September 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 282,060
Class B	398
Class C	139,388
Class R6	21
Class S	1,230,952
Institutional Class	35,160
$ 1,687,979

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2015, the Administration Fee was $1,502,988, of which $109,562 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2015
Class A	$ 78,094	$ 10,547
Class B	463	57
Class C	16,110	2,071
Class R6	24	4
Class S	312,340	49,659
Institutional Class	1,716	283
	$ 408,747	$ 62,621

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2015
Class B	$ 783	$ 32
Class C	1,365,003	98,812
	$ 1,365,786	$ 98,844

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2015	Annual Rate
Class A	$ 960,547	$ 148,973.24%
Class B	211	71.20%
Class C	454,553	67,567.25%
	$ 1,415,311	$ 216,611

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2015 aggregated $11,722.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2015, the CDSC for Class B and C shares aggregated $14,663 and $41, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2015, DDI received $19,911 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $25,304, of which $10,208 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $10,844.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2015.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,766,781	$ 60,679,229	16,182,494	$ 148,365,953
Class B	322	2,903	11,629	107,010
Class C	1,694,928	15,206,829	3,315,213	30,369,747
Class R6	—	—	1,094*	10,000*
Class S	19,137,987	172,073,708	61,223,146	562,920,487
Institutional Class	6,686,492	59,742,402	3,267,848	30,006,416
		$ 307,705,071		$ 771,779,613
Shares issued to shareholders in reinvestment of distributions
Class A	986,663	$ 8,834,673	1,283,046	$ 11,747,751
Class B	145	1,307	459	4,215
Class C	309,602	2,769,414	352,596	3,225,617
Class R6	30	277	2.52*	23*
Class S	2,191,873	19,674,492	2,312,503	21,225,912
Institutional Class	172,962	1,547,558	145,317	1,331,509
		$ 32,827,721		$ 37,535,027
Shares redeemed
Class A	(19,665,869)	$ (176,327,919)	(28,809,652)	$ (264,043,005)
Class B	(14,099)	(126,557)	(29,273)	(268,851)
Class C	(6,675,487)	(59,757,721)	(7,297,090)	(66,825,258)
Class S	(51,752,616)	(465,164,041)	(46,699,665)	(429,262,191)
Institutional Class	(3,251,524)	(29,203,784)	(7,382,881)	(67,925,268)
		$ (730,580,022)		$ (828,324,573)
Net increase (decrease)
Class A	(11,912,425)	$ (106,814,017)	(11,344,112)	$ (103,929,301)
Class B	(13,632)	(122,347)	(17,185)	(157,626)
Class C	(4,670,957)	(41,781,478)	(3,629,281)	(33,229,894)
Class R6	30	277	1,097*	10,023*
Class S	(30,422,756)	(273,415,841)	16,835,984	154,884,208
Institutional Class	3,607,930	32,086,176	(3,969,716)	(36,587,343)
		$ (390,047,230)		$ (19,009,933)

* For the period from August 25, 2014 (commencement of operations of Class R6) to September 30, 2014.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Income Trust and the Shareholders of Deutsche Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Short Duration Fund (the "Fund") at September 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, transfer agent, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2015 to September 30, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/15	$ 998.90	$ 995.20	$ 995.20	$ 1,000.34	$ 1,000.20	$ 1,000.20
Expenses Paid per $1,000*	$ 4.01	$ 7.75	$ 7.75	$ 2.76	$ 2.76	$ 2.76
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/15	$ 1,021.06	$ 1,017.30	$ 1,017.30	$ 1,022.31	$ 1,022.31	$ 1,022.31
Expenses Paid per $1,000*	$ 4.05	$ 7.84	$ 7.84	$ 2.79	$ 2.79	$ 2.79

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Deutsche Short Duration Fund	.80%	1.55%	1.55%	.55%	.55%	.55%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 5% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Short Duration Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	108	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	108	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	108	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	108	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	108	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	108	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	108	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	108	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	108	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	108	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	108	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	PPIAX	PPLBX	PPLCX	DBPIX	PPILX
CUSIP Number	25155T 627	25155T 619	25155T 593	25155T 585	25155T 577
Fund Number	418	618	718	822	1422
For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Class R6
Nasdaq Symbol	PPLZX
CUSIP Number	25155T 452
Fund Number	1634

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DSDF-2
(R-024423-5 11/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Short Duration fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$86,626	$0	$0	$0
2014	$84,806	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Short Duration Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 27, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 27, 2015